BETTER 10K - GOODWILL AND INTERNAL USE SOFTWARE AND OTHER INTANGIBLE ASSETS, NET - Schedule of Expected Amortization Expense (Details) - USD ($) $ in Thousands	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
2023		$ 34,554
2024		20,338
2025		3,296
2026		574
2027 and thereafter		264
Finite-Lived Intangible Assets, Net, Total	$ 44,176	$ 59,026	$ 69,387